UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

Stronghold Digital Mining, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40931	86-2759890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Madison Avenue, 29th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 967-5294

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SDIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

Registration Rights Agreement

On November 5, 2021, in connection with the Panther Creek Acquisition (as defined below) and pursuant to the Panther Creek ECCA (as defined below), Stronghold Digital Mining, Inc., a Delaware corporation (the “Company”), entered into a registration rights agreement (the “Registration Rights Agreement”) with Panther Creek Reclamation Holdings, LLC, a Delaware limited liability company (“Panther Creek”). Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a registration statement covering the resale of the shares of Class A common stock, par value $0.0001 per share (“Common Stock”), of the Company that may be received upon redemption of the Panther Creek Shares (as defined below) within thirty business days following the completion of the Panther Creek Acquisition. Pursuant to the Underwriting Agreement, dated October 19, 2021, by and among the Company and B. Riley Securities, Inc. and Cowen and Company, LLC, as representatives of the other underwriters named therein (the “Underwriters”), the Company agreed to, among other things, refrain from, directly or indirectly, filing any registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a period of 180 days, subject to certain exceptions. On November 5, 2021 and in connection with the Registration Rights Agreement, the Underwriters waived this restriction to permit the filing of a registration statement on Form S-1 registering the shares of Common Stock that may be received upon redemption of the Panther Creek Shares.

Panther Creek will reimburse the Company for up to $75,000 of its reasonable out-of-pocket fees and expenses incurred in connection with such registration obligations.

Panther Creek has entered into a lock-up agreement with respect to the shares of Common Stock that it may receive upon the redemption of the Panther Creek Shares (as defined below) and is subject to certain restrictions with respect to the sale or other disposition of the Common Stock for a period of sixty days following the date on which such registration statement is first declared effective by the Securities and Exchange Commission (the “SEC”).

The foregoing summary of the terms of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Omnibus Services Agreement

On November 2, 2021, in connection with the Panther Creek Acquisition and pursuant to the Panther Creek ECCA, Stronghold Digital Mining Holdings LLC, a Delaware limited liability company and subsidiary of the Company (“Stronghold LLC”), and Olympus Stronghold Services, LLC, a Delaware limited liability company (“Olympus Services”), entered into an Operations, Maintenance and Ancillary Services Agreement (the “Omnibus Services Agreement”), whereby Olympus Services will provide certain operations and maintenance services to Stronghold LLC, as well as, employ certain personnel who operate the Panther Creek Plant and a coal refuse power generation facility located in Scrubgrass Township, Pennsylvania (the “Scrubgrass Plant”). Stronghold LLC will reimburse Olympus Services for those costs incurred by Olympus Services in the course of providing services under the Omnibus Services Agreement, including payroll and benefits costs and insurance costs. The material costs incurred by Olympus Services shall be approved by Stronghold LLC. Stronghold LLC will also pay Olympus Services a management fee at the rate of $1,000,000 per year, payable monthly, and an additional one time mobilization fee of $150,000 upon the effective date of the Omnibus Services Agreement.

The foregoing summary of the terms of the Omnibus Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Omnibus Services Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.01Completion of Acquisition or Disposition of Assets.

As previously disclosed in the registration statement on Form S-1 (File No. 333-258188), initially filed by the Company with the SEC on July 27, 2021 under the Securities Act (as amended, the “Initial Registration Statement”), and a registration statement on Form S-1 (File No. 333-260366), filed by the Company on October 19, 2021 pursuant to Rule 462(b) under the Act (the “Rule 462(b) Registration Statement,” and together with the Initial Registration Statement, the “Registration Statement”), Stronghold LLC, entered into an Equity Capital Contribution Agreement (the “Initial Panther Creek ECCA”), dated July 9, 2021, by and among Panther Creek, and Stronghold LLC (together with Panther Creek, the “Parties”) and Olympus Power, LLC, as guarantor to Panther Creek, which provided for, among other things, the acquisition by Stronghold LLC of all of the equity interests in Liberty Bell Funding, LLC, a Delaware limited liability company (“Liberty Bell”), held by Panther Creek, which comprised ownership of the waste coal-fired power station located near Nesquehoning, Pennsylvania (the “Panther Creek Plant”) (the “Panther Creek Acquisition”).

On October 29, 2021, the parties entered into an agreement to amend the Initial Panther Creek ECCA (the “Panther Creek ECCA Amendment”). On November 2, 2021, the Parties entered into a second agreement to amend the Initial Panther Creek ECCA (the “Panther Creek ECCA Second Amendment”, together with the Initial Panther Creek ECCA and the Panther Creek ECCA Amendment, the “Panther Creek ECCA”).

In accordance with the terms of the Panther Creek ECCA, the parties closed the Panther Creek Acquisition on November 2, 2021. In connection with the Panther Creek Acquisition, Panther Creek sold, assigned, transferred, and delivered to Stronghold LLC its equity interests (the “Subject Interests”) in Liberty Bell, which held, directly or indirectly, all of the equity interests of the Company Group (as defined by the Panther Creek ECCA), which owned, directly or indirectly, the Panther Creek Plant. The Subject Interests were transferred free and clear of all restrictions, subject to certain exceptions set forth in the Panther Creek ECCA.

The total consideration for the Panther Creek Acquisition consisted of (i) $3,000,000 in cash, subject to certain closing adjustments, and (ii) 1,152,000 Common Units of Stronghold LLC, along with a corresponding 1,152,000 shares of Class V common stock of the Company (collectively, the “Panther Creek Shares”).

The Initial Panther Creek ECCA is filed as Exhibit 10.20 to the Company’s Initial Registration Statement and is incorporated herein by reference. Further, the foregoing summaries of the terms of the Panther Creek ECCA Amendment and Panther Creek ECCA Second Amendment do not purport to be complete and are qualified in their entirety by references to the full text of the Panther Creek ECCA Amendment and Panther Creek ECCA Second Amendment, which are attached as Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and incorporated in this Item 2.01 by reference.

Item 3.02Unregistered Sales of Equity Securities.

On November 2, 2021, in connection with the Panther Creek Acquisition, the Company issued the Panther Creek Shares to Panther Creek pursuant to an exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act.

Item 3.03Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated by reference into this Item 3.03.

Item 7.01Regulation FD Disclosure.

On November 8, 2021, the Company issued a press release announcing the closing of the Panther Creek Acquisition. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Act, except as shall be expressly set forth in such filing.

Item 8.01Other Events.

On October 28, 2021, the Company entered into an agreement to purchase 12,000 miners from Bitmain Technologies, Ltd. (“Bitmain”), which are expected to be delivered in six equal batches on a monthly basis beginning in April 2022. Per the agreement to purchase, on October 29, 2021, the Company made an initial payment of $23.3 million to Bitmain for the miners. Subsequent payments will be made in the future in connection with additional deliveries of miners under the agreement to purchase.

Following the entry into the Initial Panther Creek ECCA, the Company worked with Panther Creek and its affiliates to make certain upgrades to the Panther Creek Plant to allow for the hosting of miners. As a result of such work, in connection with the Panther Creek Acquisition, the Company expects the Panther Creek Plant to be available to host miners starting in December 2021.

Pursuant to the Minerva Purchase Agreement previously disclosed in the Initial Registration Statement, 240 MinerVA MV7 miners have been received by the Company’s designated carrier and are in transit to Pennsylvania. The Company expects the 240 miners to arrive and be operational before the end of November 2021.

Item 9.01Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired

We hereby incorporate by reference to the following financial statements of Panther Creek, along with the Independent Auditor’s Report, as filed in our Initial Registration Statement:

•	Independent Auditor’s Report
•	Balance Sheets as of December 31, 2020 and 2019
•	Statements of Operations for the Years ended December 31, 2020 and 2019
•	Statements of Changes in Members’ Equity for the Years ended December 31, 2020 and 2019
•	Statements of Cash Flows for the Years ended December 31, 2020 and 2019
•	Notes to Financial Statements
•	Unaudited Condensed Balance Sheets as of June 30, 2021 and December 31, 2020
•	Unaudited Condensed Statements of Operations for the Six Months ended June 30, 2021 and 2020
•	Unaudited Condensed Statements of Cash Flows for the Six Months ended June 30, 2021 and 2020
•	Notes to Unaudited Condensed Financial Statements

(b)Pro Forma Financial Information

We hereby incorporate by reference to the following financial statements of the Company, as filed in our Initial Registration Statement:

•	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2021
•	Unaudited Pro Forma Consolidated Statements of Operations for the Six Months Ended June 30, 2021
•	Unaudited Pro Forma Consolidated Statements of Operations for the Year ended December 31, 2020
•	Note to unaudited pro forma consolidated financial information

(d)Exhibits.

Exhibit Number	Description
10.1¥	Registration Rights Agreement, dated as of November 5, 2021, by and between Stronghold Digital Mining, Inc. and Panther Creek Reclamation Holdings, LLC.
10.2¥	Omnibus Services Agreement, dated as of November 2, 2021, by and between Stronghold Digital Mining, Inc. and Olympus Stronghold Services, LLC.
10.3	Amendment to Equity Capital Contribution Agreement, dated as of October 29, 2021, by and among Panther Creek Reclamation Holdings LLC and Stronghold Digital Mining Holdings LLC.

10.4	Second Amendment to Equity Capital Contribution Agreement, dated as of November 2, 2021, by and among Panther Creek Reclamation Holdings LLC and Stronghold Digital Mining Holdings LLC.
99.1*	Press Release, dated as of November 8, 2021.

*	Furnished herewith.
¥

Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC on request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONGHOLD DIGITAL MINING, INC.

By:	/s/ Gregory A. Beard
	Name:	Gregory A. Beard
	Title:	Chief Executive Officer and Co-Chairman

Date: November 8, 2021